Core Scientific Sublease (Details) $ in Millions	12 Months Ended
Dec. 31, 2021 USD ($)
Commitments and Contingencies Disclosure [Abstract]
Lessee, Operating Lease, Lease Not yet Commenced, Term of Contract	10 months
Lessee, Operating Lease, Description	The agreement allows for approximately 230 MW of carbon neutral digital mining hosting capacity to be managed by Core Scientific as hosting partner.
Lessee, Operating Lease, Term of Contract	14 months
Operating Lease, Payments	$ 20.0
Contractual Obligation, to be Paid, Year One	$ 31.3
Lessee, Operating Sublease, Option to Terminate	upon any termination of the Gryphon Merger Agreement by Sphere 3D, Gryphon shall have the right, in its sole discretion, to terminate this Core Scientific MSA in its entirety (including the Hosting Sub-Lease) upon not less than 180 calendar days’ written notice to Sphere 3D.